SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2005

CRANE CO.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657		13-1952290
(Commission File Number)		(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT		06902
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02(d) Election of Director

The Board of Directors of Crane Co. has elected United States Air Force General Donald G. Cook (ret.) to the Board of Directors, effective August 2, 2005, for a term ending on the date of the Annual Meeting in 2006. General Cook retired from active duty as a four-star general on August 1, 2005, after a 36-year career in the Air Force. His most recent position was Commander, Air Education and Training Command, leading the Air Force’s recruiting, training and education efforts, since December 2001.

General Cook has also been appointed to the Management Organization and Compensation Committee of the Crane Co. Board.

A copy of the Crane Co. press release dated August 2, 2005 announcing the election of General Cook is attached as Exhibit 99.1.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	Exhibit

99.1	Press Release dated August 2, 2005, issued by Crane Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

Dated: August 2, 2005	By:	/s/ J. Robert Vipond
J. Robert Vipond Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 2, 2005, issued by Crane Co.

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